UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2021 (June 15, 2021)

TERRA TECH CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-54258	26-3062661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3242 S. Halladay St., Suite 202

Santa Ana, CA 92705

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (888) 909-5564

___________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On June 16, 2021, Terra Tech Corp. (the “Company”) completed its previously announced disposition of 593,260 shares of common stock (the “Hydrofarm Common Stock”) of Hydrofarm Holdings Group, Inc. (“Hydrofarm”) and warrants (the “Hydrofarm Warrants”) to purchase 296,630 shares of Hydrofarm Common Stock at a current exercise price of $16.86 per share, which represents all of the Hydrofarm Common Stock and Hydrofarm Warrants owned by the Company, for aggregate gross proceeds of $40,757,175 in cash pursuant to a Securities Purchase Agreement (the “SPA”) between the Company and two accredited investors (collectively, the “Buyers”), dated as of June 8, 2021. There is no material relationship between the Company or its affiliates and either of the Buyers other than in respect of the transactions contemplated by the SPA.

Item 8.01 Other Events.

On June 15, 2021, the Company issued a press release announcing, among other things, that the Company successfully monetized its investment in Hydrofarm. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Safe Harbor Statement

Information provided in this Current Report on Form 8-K may contain statements relating to current expectations, estimates, forecasts and projections about future events that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally relate to the Company’s plans, objectives and expectations for future operations and are based upon management’s current estimates and projections of future results or trends. Actual future results may differ materially from those projected as a result of certain risks and uncertainties. For a discussion of such risks and uncertainties, see “Risk Factors” as described in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 30, 2021 and other reports on file with the Securities and Exchange Commission.

These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release, dated June 15, 2021

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRA TECH CORP.

Date: June 16, 2021	By:	/s/ Francis Knuettel II
Francis Knuettel II
President and Chief Executive Officer

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